EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cerebain Biotech Corp. (the "Company") on Form 10-Q for the period ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eric Clemons, President of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 17, 2015	By:	/s/ Eric Clemons
Eric Clemons
President (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Cerebain Biotech Corp. and will be retained by Cerebain Biotech Corp. and furnished to the Securities and Exchange Commission or its staff upon request.